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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2001
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)

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

         Ohio                        1-4851                       34-0526850
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   (State or other           (Commission File        (IRS Employer Identification No.)
   jurisdiction of                Number)
   incorporation)
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                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:           Other Events.
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         On June 21, 2001, The Sherwin-Williams Company issued a press release regarding its earnings expectations for the second quarter of 2001 and the year 2001. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7:           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  -------------------------------------------------------------

(c)      Exhibits

         Exhibit No.      Exhibit Description
         -----------      -------------------

         99               Press Release of Sherwin-Williams dated June 21, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SHERWIN-WILLIAMS COMPANY


June 22, 2001                          By:  /s/ L. E. Stellato
                                            -----------------------------------
                                            L.E. Stellato
                                            Vice President, General Counsel and
                                            Secretary



                                  EXHIBIT INDEX


   EXHIBIT NO.            EXHIBIT DESCRIPTION
   -----------            -------------------

         99               Press Release of Sherwin-Williams dated June 21, 2001.




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